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                              Janus Adviser Series
                          Janus Adviser Long/Short Fund

                       Supplement dated September 25, 2008
                       to Currently Effective Prospectuses

The Securities and Exchange Commission ("SEC") has issued a temporary emergency order prohibiting any person from effecting short sales in publicly traded securities issued by financial firms identified in the order. Consequently, while that order remains in effect, the Fund is prohibited from effecting short sales in publicly traded securities of those firms. The short selling of common stock is a significant portion of the investment strategy of the Fund. The Fund's adviser is unable to predict the impact, if any, of the SEC's emergency order on the ability of the Fund to implement its investment strategy. Unforeseen market and operational risks may result from the temporary emergency order.

                Please retain this Supplement with your records.